QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2002

ELECTRO SCIENTIFIC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

OREGON (State or other jurisdiction of incorporation)	0-12853 (Commission File Number)	93-0370304 (IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon (Address of principal executive offices)	97229 (Zip Code)

Registrant's telephone number, including area code: (503) 641-4141

No Change
(Former name or former address, if changed since last report)

Item 5.  Other Events

        On April 22, 2002, Electro Scientific Industries, Inc. (the "Company") announced that Donald VanLuvanee has retired as president and chief executive officer of the Company and that Donald Bolender, the chairman of the board of directors, has been named acting chief executive officer and James Dooley, the chief financial officer, has been named senior vice president and acting chief operating officer. The Company's press release announcing these events is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

  (c)
  Exhibits.
  99.1
  Press release dated April 22, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2002.

Electro Scientific Industries, Inc.

	By	/s/ JOHN E. ISSELMANN, JR. John E. Isselmann, Jr. General Counsel and Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 22, 2002.

QuickLinks

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX